UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 10, 2009

Date of Report (Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-33489	91-1144498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Eastlake Avenue East Seattle, Washington	98102-3702
(Address of principal executive offices)	(Zip Code)

(206) 442-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The preliminary results of the Phase 2 clinical trials, Study 27298 (or AUGUST-I) and Study 27905 (or AUGUST-II) conducted by ZymoGenetics’s licensee, Merck Serono International SA, to study rheumatoid arthritis as an indication for the investigational drug atacicept did not meet the pre-specified level of disease control activity to support moving directly into Phase 3 clinical testing. Further exploratory analyses are underway and no final decision has been made by Merck Serono regarding rheumatoid arthritis as a potential indication for atacicept. The studies confirmed the biological effect of atacicept on immunoglobulin and autoantibody production and no new safety signals were observed. Clinical studies investigating atacicept in lupus and multiple sclerosis indications are currently ongoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.

Date: September 10, 2009	By:	/s/ A. Demarest Allen
A. Demarest Allen
Vice President, Law and Compliance